Exhibit 10.5

                   SECOND AMENDMENT TO COMMERCIAL OFFICE LEASE

      THIS SECOND AMENDMENT TO COMMERCIAL OFFICE LEASE ("Second Amendment") is made the 3rd day of July, 2002, by and between 5055 WILSHIRE LIMITED PARTNERSHIP, a Texas limited partnership ("Landlord") and PLAYBOY ENTERPRISES, INC., a Delaware corporation ("Tenant").

      WHEREAS, under that certain Commercial Office Lease dated January 6, 1999, and First Amendment to Commercial Office Lease dated November 2, 2001 (collectively, the "Lease"), by and between Landlord and Tenant, Tenant leases approximately 21,270 rentable square feet of office space (the "Premises") designated as Suite 800 at 5055 Wilshire located at 5055 Wilshire Boulevard, Los Angeles, California 90036, all as more particularly described in the Lease; and

      WHEREAS, Landlord and Tenant desire to extend the Term of the Lease for an additional three (3) months.

      NOW THEREFORE, in consideration of the rentals to be paid and the covenants and agreements to be kept and performed by both parties hereto, Landlord and Tenant hereby agree to amend the Lease as follows:

1. Section 1.9 Expiration Date is deleted in its entirety and replaced with the following:

      "1.9 Expiration Date. September 30, 2002."

2. Section 1.10 Term is deleted in its entirety and replaced with the following:

      "1.10 Term. Forty-five (45) months, beginning on the Commencement Date and expiring on the Expiration Date."

3.    The following language is added at the end of Section 1.11 Basic Rent:

      "Month(s)               Monthly Basic Rent             Annual Basic Rent

      43 - 45                 $59,381.33                     N/A"

4. Condition of the Premises. Landlord and Tenant agree that Landlord has no obligation to construct any improvements to the Premises and that TENANT ACCEPTS THE PREMISES "AS IS", "WHERE IS" AND WITH ANY AND ALL FAULTS AS OF THE DATE OF THIS SECOND AMENDMENT. LANDLORD NEITHER MAKES NOR HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE QUALITY, SUITABILITY OR FITNESS THEREOF OF THE PREMISES, OR THE CONDITION OR REPAIR THEREOF. TENANT'S OCCUPYING THE PREMISES SHALL BE CONCLUSIVE EVIDENCE FOR ALL PURPOSES OF TENANT'S ACCEPTANCE OF THE PREMISES IN GOOD ORDER AND SATISFACTORY CONDITION, AND IN A STATE AND CONDITION SATISFACTORY, ACCEPTABLE AND SUITABLE FOR THE TENANT'S USE PURSUANT TO THE LEASE.

5. Brokers. Tenant and Landlord each represent that it has not had dealings with a real estate broker, finder or other person with respect to this Second Amendment in any manner. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any broker, finder, or other person, with whom the indemnifying party purportedly has dealt.

6. Counterclaims. As of the date of this Second Amendment, to Tenant's knowledge there exist no offsets, counterclaims or defenses of Tenant under the Lease against Landlord, and there exist no events which would constitute a basis for such offsets, counterclaims or defenses against Landlord upon the lapse of time or the giving of notice or both.

7. Continued Effect. Except as otherwise provided in this Second Amendment, all other provisions of the Lease shall remain unmodified and in full force and effect. All terms not defined herein shall be as defined pursuant to the terms of the Lease.

      EXECUTED on the dates indicated below to be effective on the date first above written.

                                            LANDLORD:

                                            5055 WILSHIRE LIMITED PARTNERSHIP,
                                            a Texas limited partnership

                                            By: L. A. WILSHIRE ONE, INC.,
                                                a Delaware corporation, its
                                                General Partner

                                                By:   /s/ Steven L. Ames
                                                      --------------------------
                                                Name: Steven L. Ames
                                                      --------------------------
                                                Title:A.V.P.
                                                      --------------------------
                                                Date: 7/3/02
                                                      --------------------------

                                            TENANT:

                                            PLAYBOY ENTERPRISES, INC.,
                                            a Delaware corporation

                                            By:   /s/ Linda Havard
                                                   -----------------------------
                                            Name: Linda Havard
                                                   -----------------------------
                                            Title:CFO
                                                   -----------------------------
                                            Date: 7-1-02
                                                  ------------------------------


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